UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period:	September 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Consumer Fund

Semiannual report
2 | 28 | 17

This **global sector fund** invests in stocks of consumer companies worldwide.

FUND SYMBOL
CLASS A
PGCOX

Putnam
Global Consumer
Fund

Semiannual report
2 | 28 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Consumer staples and consumer discretionary products and services industries may be affected by demographic and product trends, competition, economic trends, and consumer confidence. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

April 12, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. Under normal circumstances, the fund invests at least 80% of its net assets in stocks of companies in the consumer discretionary and consumer staples industries.

The fund can invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

Portfolio manager Walter Scully focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets. The fund's flexibility is a potential advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer discretionary stocks.

The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products.

On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering discretionary products and services. Companies in discretionary industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

Walter analyzes each company's valuation, financial strength, competitive positioning, earnings, and cash flow. He conducts intensive fundamental research with support from analysts on Putnam's Equity Research team.

Developments and events that have affected the consumer sector

1879
F.W. Woolworth opens its first five-and-dime store

1962
Sam Walton opens the first Walmart store; Walmart will grow to become the world's largest retailer

1973
In the United States, a 16-month recession begins, marked by sharply rising inflation, oil prices, and unemployment

1980
Japan becomes the world's leading automaker, out-producing the United States, which had been the leader since 1905

2007
The world's 10 largest retailers include six U.S. companies and four European companies, with combined sales of $978.5 billion

½
PRICE
SALE

2015
In January, Consumer Sentiment Index rises to 11-year high

The fund's 2008 inception post-dates many of these developments.

2 Global Consumer Fund

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

ALL SECTORS IN ONE FUND:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

INDIVIDUAL SECTOR FUNDS:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

Global Consumer Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

4 Global Consumer Fund

Walter has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

Walter, how was the investing environment during the six-month reporting period ended February 28, 2017?

Consumer stocks in both U.S. and international markets generally advanced during the period, but their performance was weaker than that of the broader stock market. The period began in September 2016, after a relatively calm summer for financial markets. Stock market performance weakened in September and October, particularly in the United States as uncertainty grew around the approaching U.S. presidential election.

In the aftermath of the U.S. election, however, stock performance soared in anticipation of a new business-friendly administration. Major U.S. indexes hit record highs and delivered solid positive returns for the 2016 calendar year and into February 2017 — the final month of the reporting period. Outside the United States, most stock markets performed well despite concerns about China’s growth trajectory, the future of a post-Brexit United Kingdom [U.K.] economy, and potential political shifts from a growing populist movement in Europe.

Global Consumer Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Consumer Fund

How did the fund perform in this environment?

I am pleased to report that the fund delivered a return of 5.65% for the six-month reporting period, outperforming its benchmark, the MSCI World Consumer Discretionary & Consumer Staples Index [ND], which returned 3.84%.

Could you provide examples of stocks that helped the fund’s performance relative to its benchmark?

The fund’s investment in real estate company RE/MAX Holdings, which is not part of the fund’s benchmark index, was the top contributor to relative performance for the reporting period. This stock has been in the portfolio since its initial public offering in 2013, and it is a classic example of the type of investment I typically seek for this fund. In my view, RE/MAX has offered a very attractive return on invested capital. It is a fee-based, recurring-revenue business that has continued to grow and gain market share. It is one of the largest U.S. real estate brokerage companies, but more important, in my view, is that it is also one of the most productive. The company’s agents sell an impressive amount of homes, which has enabled RE/MAX to deliver strong revenue growth. While the company has benefited from the rebound in the housing market, I am more focused on its fundamental strengths — a history of solid management, effective growth strategies, and a strong balance sheet. I trimmed the fund’s position in RE/MAX after the stock’s strong run, but it remained in the portfolio at period-end.

Another highlight for the period was Charter Communications, a U.S.-based cable and broadband services company. The most notable recent development for Charter was its acquisition of Time Warner Cable in May 2016, a deal that increased the company’s size significantly and one that we believed would add considerable value. Since the acquisition, Charter has delivered two quarters of better-than-expected earnings growth, and the stock remained in the fund’s portfolio at the close of the period.

Also boosting fund returns for the period was the stock of Melco Crown Entertainment, a developer, owner, and operator of casino resort properties in Asia. Some patience was required with our investment in this company, as well as with casino operators Wynn Macau and Wynn Resorts, which were also strong performers during the period. These companies were hurt by a significant, multiyear slowdown in the gaming business in Macao, China — the primary focus of their operations. In mid-2016, we began to see improvement as casino traffic increased in Macao and gross gaming revenue — a key measure of the industry’s profitability — increased for the first time in 26 months. Melco Crown took a bit longer to recover after its newest property got off to a sluggish start, but our decision to continue to hold these stocks in a challenging environment proved beneficial. Melco, Wynn Macau, and Wynn Resorts remained in the portfolio at the close of the period.

Could you discuss some holdings that did not perform as well?

The top detractor from performance was the stock of Coty, a beauty products company. The main headwind for the company has involved a recent acquisition. In late 2015, Coty bought the beauty brands of Procter & Gamble. While we believed the deal would be beneficial for Coty’s profitability over time, the company has struggled with the integration, which has been much more disruptive and expensive than expected. Coty has delivered disappointing earnings for several quarters, and many investors responded negatively when its well-respected CEO recently turned over the reins to a successor. I trimmed the fund’s

Global Consumer Fund 7

position in Coty, but it remained in the portfolio at period-end.

Fund performance was dampened by another company dealing with an acquisition that has not gone as smoothly as investors expected. Anheuser-Busch InBev, the world’s largest brewer, finalized its acquisition of brewing company SABMiller in October 2016. In the months since, the company saw slowing sales in some markets while also delivering disappointing earnings and a weaker-than-expected outlook for 2017. We believe these are short-term setbacks, and in our view the company continues to offer solid fundamental strength and attractive growth potential over time. Anheuser-Busch InBev remained in the portfolio at the close of the period.

We also maintained the fund’s position in Associated British Foods, a U.K.-based food and retail company that had a negative impact on performance during the period. Our primary reason for investing in this stock is the company’s retail business — specifically its chain of Primark stores. We believe Primark offers a competitive edge due to its unique approach of selling products at extraordinarily low prices. The chain, originally based only in the United Kingdom, has expanded globally and recently opened several stores in the United States. Primark is one of the largest clothing retailers in Europe, with over 300 U.K.-based stores. Although disappointing sales results for Primark hurt the stock’s performance during the period, we maintained the fund’s position in Associated British Foods as of period-end.

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts, which were used to attempt to hedge foreign exchange risk, had a negative impact on performance.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 Global Consumer Fund

As the fund begins the second half of its fiscal year, what is your outlook?

I continue to be optimistic about a number of positive macroeconomic trends we observed during the reporting period. In the United States, these included a strengthening labor market, slow but steady economic growth, and home price appreciation — which I view as a critical driver of consumer confidence and spending. And, as I mentioned, following the U.S. presidential election, we saw consumer trends improve further in anticipation of a pro-growth agenda from the new administration.

One factor that may offset these positive forces somewhat is valuation — that is, many stocks have become quite expensive. With U.S. stock market indexes recently reaching record highs and a bull market that just reached its eighth anniversary, it was a bit more challenging to find attractively valued stocks. Also, other regions of the world have faced more challenges, and we continue to monitor global markets, seeking to take advantage of downturns when we believe it is appropriate.

Thank you, Walter, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Global Consumer Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/18/08)
Before sales charge	210.64%	14.84%	74.76%	11.81%	20.35%	6.37%	17.97%	5.65%

After sales charge	192.78	14.01	64.72	10.50	13.43	4.29	11.19	–0.43

Class B (12/18/08)
Before CDSC	192.47	13.99	68.47	10.99	17.73	5.59	17.17	5.29

After CDSC	192.47	13.99	66.47	10.73	14.82	4.71	12.17	0.29

Class C (12/18/08)
Before CDSC	192.13	13.98	68.32	10.98	17.74	5.59	17.10	5.30

After CDSC	192.13	13.98	68.32	10.98	17.74	5.59	16.10	4.30

Class M (12/18/08)
Before sales charge	198.21	14.27	70.45	11.25	18.55	5.84	17.39	5.43

After sales charge	187.77	13.77	64.48	10.46	14.40	4.59	13.29	1.74

Class R (12/18/08)
Net asset value	204.60	14.56	72.71	11.55	19.48	6.11	17.73	5.57

Class Y (12/18/08)
Net asset value	217.09	15.12	76.98	12.09	21.27	6.64	18.31	5.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Global Consumer Fund

Comparative index returns For periods ended 2/28/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

MSCI World
Consumer
Discretionary &	190.05%	13.88%	71.74%	11.42%	20.81%	6.50%	12.79%	3.84%
Consumer Staples
Index (ND)

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.184		$0.068	$0.056	$0.102		—	$0.230

Capital gains

Long-term gains	0.391		0.391	0.391	0.391		$0.391	0.391

Short-term gains	—		—	—	—		—	—

Total	$0.575		$0.459	$0.447	$0.493		$0.391	$0.621

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/16	$18.76	$19.90	$18.04	$17.95	$18.44	$19.11	$18.50	$18.86

2/28/17	19.20	20.37	18.50	18.42	18.91	19.60	19.11	19.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Consumer Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/18/08)
Before sales charge	219.38%	15.05%	73.65%	11.67%	24.96%	7.71%	13.14%	6.80%

After sales charge	201.01	14.23	63.67	10.36	17.78	5.61	6.63	0.65

Class B (12/18/08)
Before CDSC	200.70	14.21	67.26	10.84	22.13	6.89	12.30	6.42

After CDSC	200.70	14.21	65.26	10.57	19.13	6.01	7.30	1.42

Class C (12/18/08)
Before CDSC	200.22	14.19	67.32	10.84	22.22	6.92	12.34	6.43

After CDSC	200.22	14.19	67.32	10.84	22.22	6.92	11.34	5.43

Class M (12/18/08)
Before sales charge	206.57	14.48	69.44	11.12	23.08	7.17	12.59	6.59

After sales charge	195.84	13.99	63.51	10.33	18.77	5.90	8.65	2.86

Class R (12/18/08)
Net asset value	213.05	14.77	71.53	11.40	24.02	7.44	12.89	6.66

Class Y (12/18/08)
Net asset value	226.13	15.34	75.81	11.95	25.89	7.98	13.48	6.97

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/16*†	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Total annual operating expenses for
the fiscal year ended 8/31/16†	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Annualized expense ratio for the
six-month period ended 2/28/17	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

12 Global Consumer Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.73	$10.54	$10.54	$9.27	$8.00	$5.46

Ending value (after expenses)	$1,056.50	$1,052.90	$1,053.00	$1,054.30	$1,055.70	$1,058.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.61	$10.34	$10.34	$9.10	$7.85	$5.36

Ending value (after expenses)	$1,018.25	$1,014.53	$1,014.53	$1,015.77	$1,017.01	$1,019.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Consumer Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Consumer Discretionary & Consumer Staples Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sectors. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Global Consumer Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Consumer Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Consumer Fund

The fund’s portfolio 2/28/17 (Unaudited)

COMMON STOCKS (98.0%)*	Shares	Value

Beverages (5.3%)

Anheuser-Busch InBev SA/NV (Belgium)	22,202	$2,428,521

		2,428,521

Chemicals (3.6%)

Sherwin-Williams Co. (The)	5,298	1,634,645

		1,634,645

Equity real estate investment trusts (REITs) (3.2%)

American Tower Corp.	5,525	634,215

Gaming and Leisure Properties, Inc.	25,749	823,968

		1,458,183

Food and staples retail (2.3%)

Seven & i Holdings Co., Ltd. (Japan)	27,000	1,057,457

		1,057,457

Food products (7.2%)

Associated British Foods PLC (United Kingdom)	22,737	738,904

J.M. Smucker Co. (The)	6,086	862,569

Kraft Heinz Co. (The)	18,215	1,666,855

		3,268,328

Hotels, restaurants, and leisure (16.2%)

Compass Group PLC (United Kingdom)	57,814	1,074,643

Hilton Worldwide Holdings, Inc.	19,150	1,095,380

Lindblad Expeditions Holdings, Inc. †	32,033	287,336

Melco Crown Entertainment, Ltd. ADR (Hong Kong)	47,343	775,005

Penn National Gaming, Inc. †	77,314	1,118,734

Restaurant Brands International, Inc. (Canada)	25,895	1,416,457

Wynn Macau, Ltd. (China) S	319,600	569,795

Wynn Resorts, Ltd. S	10,944	1,052,266

		7,389,616

Household durables (0.7%)

Coway Co., Ltd. (South Korea)	3,849	304,652

		304,652

Internet and direct marketing retail (15.2%)

Amazon.com, Inc. †	5,835	4,930,807

Ctrip.com International, Ltd. ADR (China) † S	12,129	575,400

Priceline Group, Inc. (The) †	818	1,410,338

		6,916,545

Internet software and services (0.7%)

Rightmove PLC (United Kingdom)	6,418	313,056

		313,056

Media (15.1%)

Charter Communications, Inc. Class A †	8,136	2,628,416

Liberty Global PLC Ser. C (United Kingdom) †	29,188	1,024,207

Liberty Media Corp.-Liberty SiriusXM Class C †	67,033	2,609,595

WPP PLC (United Kingdom)	26,497	623,711

		6,885,929

Personal products (7.5%)

Coty, Inc. Class A	63,890	1,199,854

Edgewell Personal Care Co. †	10,566	780,193

Unilever NV ADR (Netherlands)	30,490	1,441,113

		3,421,160

Global Consumer Fund 17

COMMON STOCKS (98.0%)* cont.		Shares	Value

Real estate management and development (2.3%)

RE/MAX Holdings, Inc. Class A		18,276	$1,050,870

			1,050,870

Software (2.2%)

Nintendo Co., Ltd. (Japan)		4,800	1,004,050

			1,004,050

Specialty retail (8.3%)

CarMax, Inc. † S		19,099	1,232,649

Home Depot, Inc. (The)		9,029	1,308,392

O’Reilly Automotive, Inc. †		4,590	1,247,149

			3,788,190

Textiles, apparel, and luxury goods (2.5%)

Luxottica Group SpA (Italy)		21,429	1,129,645

			1,129,645

Tobacco (5.7%)

Japan Tobacco, Inc. (Japan)		40,300	1,347,698

Philip Morris International, Inc.		11,350	1,241,123

			2,588,821

Total common stocks (cost $36,258,006)			$44,639,668

	Principal amount/		Value
SHORT-TERM INVESTMENTS (8.2%)*		shares

Putnam Cash Collateral Pool, LLC 0.97% [d]	Shares	2,931,932	$2,931,932

Putnam Short Term Investment Fund 0.76% L	Shares	766,445	766,445

U.S. Treasury Bills 0.493%, 3/2/17		$21,000	21,000

Total short-term investments (cost $3,719,377)			$3,719,377

TOTAL INVESTMENTS

Total investments (cost $39,977,383)			$48,359,045

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $45,569,601.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $4,975 to cover certain derivative contracts.

18 Global Consumer Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	65.2%	China	2.5%

United Kingdom	8.3	Italy	2.5

Japan	7.5	Hong Kong	1.7

Belgium	5.3	South Korea	0.7

Netherlands	3.2	Total	100.0%

Canada	3.1

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $7,638,398) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	British Pound	Buy	3/16/17	$211,507	$208,881	$2,626

	Hong Kong Dollar	Sell	5/17/17	525,156	525,399	243

Barclays Bank PLC

	Canadian Dollar	Sell	4/19/17	273,026	269,944	(3,082)

	Norwegian Krone	Buy	3/16/17	62,236	62,028	208

	Swiss Franc	Buy	3/16/17	447,102	447,273	(171)

Citibank, N.A.

	British Pound	Sell	3/16/17	50,394	51,482	1,088

	Danish Krone	Buy	3/16/17	112,117	113,419	(1,302)

	Euro	Buy	3/16/17	1,001,094	996,139	4,955

	Japanese Yen	Buy	5/17/17	520,806	515,574	5,232

Credit Suisse International

	Australian Dollar	Buy	4/19/17	199,202	188,548	10,654

	Canadian Dollar	Sell	4/19/17	2,862	2,829	(33)

	Swedish Krona	Buy	3/16/17	64,609	63,769	840

	Swiss Franc	Buy	3/16/17	619,884	620,226	(342)

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	157,845	149,392	8,453

	Japanese Yen	Buy	5/17/17	427,953	423,440	4,513

HSBC Bank USA, National Association

	British Pound	Sell	3/16/17	119,531	122,172	2,641

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/19/17	131,346	124,312	7,034

	Euro	Sell	3/16/17	405,462	406,488	1,026

	Japanese Yen	Buy	5/17/17	152,209	150,655	1,554

	Singapore Dollar	Buy	5/17/17	74,030	73,697	333

	Swedish Krona	Buy	3/16/17	93,443	92,214	1,229

	Swiss Franc	Buy	3/16/17	197,195	197,257	(62)

Global Consumer Fund 19

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $7,638,398) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	$65,788	$62,270	$3,518

	Canadian Dollar	Sell	4/19/17	192,662	195,916	3,254

	Japanese Yen	Buy	5/17/17	535,785	530,301	5,484

	Swedish Krona	Buy	3/16/17	322,877	318,609	4,268

	Swiss Franc	Buy	3/16/17	353,237	353,359	(122)

UBS AG

	Swiss Franc	Buy	3/16/17	189,921	190,024	(103)

WestPac Banking Corp.

	Canadian Dollar	Sell	4/19/17	184,905	182,781	(2,124)

Total						$61,812

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$26,414,577	$—	$—

Consumer staples	12,764,287	—	—

Information technology	1,317,106	—	—

Materials	1,634,645	—	—

Real estate	2,509,053	—	—

Total common stocks	44,639,668	—	—

Short-term investments	766,445	2,952,932	—

Totals by level	$45,406,113	$2,952,932	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$61,812	$—

Totals by level	$—	$61,812	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

20 Global Consumer Fund

Statement of assets and liabilities 2/28/17 (Unaudited)

ASSETS

Investment in securities, at value, including $2,830,811 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $36,279,006)	$44,660,668
Affiliated issuers (identified cost $3,698,377) (Notes 1 and 5)	3,698,377

Cash	15,734

Foreign currency (cost $479) (Note 1)	480

Dividends, interest and other receivables	105,192

Receivable for shares of the fund sold	40,503

Foreign tax reclaim	8,757

Unrealized appreciation on forward currency contracts (Note 1)	69,153

Prepaid assets	53,823

Total assets	48,652,687

LIABILITIES

Payable for shares of the fund repurchased	47,508

Payable for compensation of Manager (Note 2)	1,910

Payable for custodian fees (Note 2)	7,081

Payable for investor servicing fees (Note 2)	17,848

Payable for Trustee compensation and expenses (Note 2)	4,082

Payable for administrative services (Note 2)	171

Payable for distribution fees (Note 2)	17,175

Unrealized depreciation on forward currency contracts (Note 1)	7,341

Collateral on securities loaned, at value (Note 1)	2,931,932

Other accrued expenses	48,038

Total liabilities	3,083,086

Net assets	$45,569,601

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$38,709,825

Undistributed net investment income (Note 1)	114,067

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,698,949)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,444,658

Total — Representing net assets applicable to capital shares outstanding	$45,569,601

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($24,521,732 divided by 1,277,037 shares)	$19.20

Offering price per class A share (100/94.25 of $19.20)*	$20.37

Net asset value and offering price per class B share ($2,989,954 divided by 161,659 shares)**	$18.50

Net asset value and offering price per class C share ($6,298,834 divided by 341,954 shares)**	$18.42

Net asset value and redemption price per class M share ($174,545 divided by 9,230 shares)	$18.91

Offering price per class M share (100/96.50 of $18.91)*	$19.60

Net asset value, offering price and redemption price per class R share
($155,660 divided by 8,146 shares)	$19.11

Net asset value, offering price and redemption price per class Y share
($11,428,876 divided by 592,475 shares)	$19.29

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 21

Statement of operations Six months ended 2/28/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $13,672)	$369,933

Interest (including interest income of $2,301 from investments in affiliated issuers) (Note 5)	2,388

Securities lending (net of expenses) (Notes 1 and 5)	55,407

Total investment income	427,728

EXPENSES

Compensation of Manager (Note 2)	140,364

Investor servicing fees (Note 2)	54,982

Custodian fees (Note 2)	4,714

Trustee compensation and expenses (Note 2)	1,152

Distribution fees (Note 2)	77,155

Administrative services (Note 2)	780

Auditing and tax fees	24,143

Blue sky expense	38,363

Other	17,704

Fees waived and reimbursed by Manager (Note 2)	(41,652)

Total expenses	317,705

Expense reduction (Note 2)	(414)

Net expenses	317,291

Net investment income	110,437

Net realized loss on investments (Notes 1 and 3)	(590,193)

Net realized loss on foreign currency transactions (Note 1)	(257,188)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	76,207

Net unrealized appreciation of investments during the period	3,089,713

Net gain on investments	2,318,539

Net increase in net assets resulting from operations	$2,428,976

The accompanying notes are an integral part of these financial statements.

22 Global Consumer Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/17*	Year ended 8/31/16

Operations

Net investment income	$110,437	$36,453

Net realized gain (loss) on investments
and foreign currency transactions	(847,381)	695,225

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,165,920	2,477,566

Net increase in net assets resulting from operations	2,428,976	3,209,244

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(240,654)	(8,218)

Class B	(11,635)	(760)

Class C	(19,426)	(2,028)

Class M	(919)	(63)

Class R	—	(478)

Class Y	(133,228)	(2,391)

Net realized short-term gain on investments

Class A	—	(247,853)

Class B	—	(22,915)

Class C	—	(61,163)

Class M	—	(1,888)

Class R	—	(14,417)

Class Y	—	(72,106)

From net realized long-term gain on investments
Class A	(511,387)	(535,188)

Class B	(66,905)	(49,481)

Class C	(135,638)	(132,068)

Class M	(3,521)	(4,076)

Class R	(2,844)	(31,130)

Class Y	(226,486)	(155,700)

Increase (decrease) from capital share transactions (Note 4)	(2,047,720)	14,064,836

Total increase (decrease) in net assets	(971,387)	15,932,157

NET ASSETS

Beginning of period	46,540,988	30,608,831

End of period (including undistributed net investment
income of $114,067 and $409,492, respectively)	$45,569,601	$46,540,988

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

February 28, 2017**	$18.76	.05	.96	1.01	(.18)	(.39)	(.57)	—	$19.20	5.65*	$24,522	.66*	.29*	18*

August 31, 2016	18.00	.03	1.35	1.38	(.01)	(.61)	(.62)	—	18.76	7.89	25,566	1.28[e]	.19[e]	40

August 31, 2015	19.51	.04	.86	.90	(.07)	(2.34)	(2.41)	—	18.00	5.10	18,453	1.26	.21	70

August 31, 2014	18.07	.15	2.69	2.84	(.06)	(1.34)	(1.40)	—	19.51	15.96	13,857	1.29	.76	102

August 31, 2013	15.14	.11	3.18	3.29	(.13)	(.23)	(.36)	—[f]	18.07	22.15	12,077	1.35	.66	59

August 31, 2012	14.62	.14	1.67	1.81	(.21)	(1.08)	(1.29)	—[f]	15.14	13.70	8,552	1.41	.98	92

Class B

February 28, 2017**	$18.04	(.01)	.93	.92	(.07)	(.39)	(.46)	—	$18.50	5.29*	$2,990	1.03*	(.08)*	18*

August 31, 2016	17.45	(.09)	1.30	1.21	(.01)	(.61)	(.62)	—	18.04	7.15	3,042	2.03[e]	(.55) [e]	40

August 31, 2015	19.06	(.09)	.82	.73	—	(2.34)	(2.34)	—	17.45	4.25	1,624	2.01	(.52)	70

August 31, 2014	17.75	—[f]	2.65	2.65	—	(1.34)	(1.34)	—	19.06	15.13	1,296	2.04	.03	102

August 31, 2013	14.91	(.01)	3.12	3.11	(.04)	(.23)	(.27)	—[f]	17.75	21.16	1,070	2.10	(.08)	59

August 31, 2012	14.43	.04	1.65	1.69	(.13)	(1.08)	(1.21)	—[f]	14.91	12.91	833	2.16	.29	92

Class C

February 28, 2017**	$17.95	(.01)	.93	.92	(.06)	(.39)	(.45)	—	$18.42	5.30*	$6,299	1.03*	(.08)*	18*

August 31, 2016	17.38	(.09)	1.28	1.19	(.01)	(.61)	(.62)	—	17.95	7.06	6,302	2.03[e]	(.55)[e]	40

August 31, 2015	18.98	(.09)	.83	.74	—	(2.34)	(2.34)	—	17.38	4.33	4,601	2.01	(.51)	70

August 31, 2014	17.68	—[f]	2.64	2.64	—	(1.34)	(1.34)	—	18.98	15.13	3,808	2.04	.01	102

August 31, 2013	14.86	(.02)	3.12	3.10	(.05)	(.23)	(.28)	—[f]	17.68	21.21	2,253	2.10	(.11)	59

August 31, 2012	14.44	.04	1.63	1.67	(.17)	(1.08)	(1.25)	—[f]	14.86	12.85	1,120	2.16	.24	92

Class M

February 28, 2017**	$18.44	.01	.95	.96	(.10)	(.39)	(.49)	—	$18.91	5.43*	$175	.90*	.04*	18*

August 31, 2016	17.79	(.05)	1.32	1.27	(.01)	(.61)	(.62)	—	18.44	7.35	155	1.78[e]	(.29)[e]	40

August 31, 2015	19.34	(.05)	.84	.79	—	(2.34)	(2.34)	—	17.79	4.53	115	1.76	(.25)	70

August 31, 2014	17.95	.05	2.68	2.73	—	(1.34)	(1.34)	—	19.34	15.42	72	1.79	.26	102

August 31, 2013	15.05	.02	3.17	3.19	(.06)	(.23)	(.29)	—[f]	17.95	21.51	56	1.85	.12	59

August 31, 2012	14.53	.05	1.69	1.74	(.14)	(1.08)	(1.22)	—[f]	15.05	13.22	46	1.91	.36	92

Class R

February 28, 2017**	$18.50	.02	.98	1.00	—	(.39)	(.39)	—	$19.11	5.57*	$156	.78*	.10*	18*

August 31, 2016	17.80	—[f]	1.32	1.32	(.01)	(.61)	(.62)	—	18.50	7.64	256	1.53[e]	.01[e]	40

August 31, 2015	19.36	—[f]	.84	.84	(.06)	(2.34)	(2.40)	—	17.80	4.82	1,321	1.51	(.01)	70

August 31, 2014	17.96	.07[g]	2.71	2.78	(.04)	(1.34)	(1.38)	—	19.36	15.69	1,176	1.54	.32[g]	102

August 31, 2013	15.07	.07	3.15	3.22	(.10)	(.23)	(.33)	—[f]	17.96	21.76	173	1.60	.39	59

August 31, 2012	14.60	.10	1.67	1.77	(.22)	(1.08)	(1.30)	—[f]	15.07	13.51	67	1.66	.70	92

Class Y

February 28, 2017**	$18.86	.08	.97	1.05	(.23)	(.39)	(.62)	—	$19.29	5.83*	$11,429	.53*	.42*	18*

August 31, 2016	18.05	.08	1.35	1.43	(.01)	(.61)	(.62)	—	18.86	8.15	11,221	1.03[e]	.46[e]	40

August 31, 2015	19.57	.09	.86	.95	(.13)	(2.34)	(2.47)	—	18.05	5.36	4,495	1.01	.49	70

August 31, 2014	18.11	.20	2.70	2.90	(.10)	(1.34)	(1.44)	—	19.57	16.26	4,738	1.04	1.03	102

August 31, 2013	15.18	.15	3.18	3.33	(.17)	(.23)	(.40)	—[f]	18.11	22.41	3,294	1.10	.91	59

August 31, 2012	14.67	.17	1.68	1.85	(.26)	(1.08)	(1.34)	—[f]	15.18	14.03	1,754	1.16	1.19	92

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Consumer Fund	Global Consumer Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2017	0.09%

August 31, 2016	0.23

August 31, 2015	0.46

August 31, 2014	0.39

August 31, 2013	0.34

August 31, 2012	0.48

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending August 31, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

26 Global Consumer Fund

Notes to financial statements 2/28/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through February 28, 2017.

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates its investments in the consumer staples and consumer discretionary products and services industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the consumer staples and consumer discretionary products and services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Global Consumer Fund 27

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

28 Global Consumer Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

Global Consumer Fund 29

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,272 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,931,932 and the value of securities loaned amounted to $2,830,811.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $40,808,803, resulting in gross unrealized appreciation and depreciation of $8,584,492 and $1,034,250, respectively, or net unrealized appreciation of $7,550,242.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

30 Global Consumer Fund

Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.311% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $41,652 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Global Consumer Fund 31

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$29,948	Class R	212

Class B	3,640	Class Y	13,397

Class C	7,581	Total	$54,982

Class M	204

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $31 under the expense offset arrangements and by $383 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $34, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$30,472

Class B	1.00%	1.00%	14,803

Class C	1.00%	1.00%	30,817

Class M	1.00%	0.75%	622

Class R	1.00%	0.50%	441

Total			$77,155

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,286 and $343 from the sale of class A and class M shares, respectively, and received $246 and $41 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

32 Global Consumer Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$8,005,726	$11,520,522

U.S. government securities (Long-term)	—	—

Total	$8,005,726	$11,520,522

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	139,931	$2,591,610	1,298,635	$23,225,224

Shares issued in connection with
reinvestment of distributions	41,132	733,385	44,338	778,128

	181,063	3,324,995	1,342,973	24,003,352

Shares repurchased	(267,126)	(4,955,155)	(1,005,219)	(17,699,838)

Net increase (decrease)	(86,063)	$(1,630,160)	337,754	$6,303,514

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	11,106	$198,788	87,968	$1,499,065

Shares issued in connection with
reinvestment of distributions	4,332	74,502	3,974	67,394

	15,438	273,290	91,942	1,566,459

Shares repurchased	(22,435)	(392,125)	(16,323)	(272,290)

Net increase (decrease)	(6,997)	$(118,835)	75,619	$1,294,169

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	40,274	$715,204	155,008	$2,676,706

Shares issued in connection with
reinvestment of distributions	8,967	153,600	11,280	190,405

	49,241	868,804	166,288	2,867,111

Shares repurchased	(58,365)	(1,031,950)	(79,989)	(1,356,277)

Net increase (decrease)	(9,124)	$(163,146)	86,299	$1,510,834

Global Consumer Fund 33

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,446	$26,549	5,286	$94,364

Shares issued in connection with
reinvestment of distributions	253	4,440	348	6,027

	1,699	30,989	5,634	100,391

Shares repurchased	(863)	(15,310)	(3,716)	(61,934)

Net increase	836	$15,679	1,918	$38,457

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	2,343	$43,176	13,707	$241,210

Shares issued in connection with
reinvestment of distributions	160	2,844	2,654	46,025

	2,503	46,020	16,361	287,235

Shares repurchased	(8,182)	(146,996)	(76,733)	(1,365,691)

Net decrease	(5,679)	$(100,976)	(60,372)	$(1,078,456)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	112,866	$2,112,412	500,487	$8,735,798

Shares issued in connection with
reinvestment of distributions	20,090	359,610	13,061	230,135

	132,956	2,472,022	513,548	8,965,933

Shares repurchased	(135,334)	(2,522,304)	(167,704)	(2,969,615)

Net increase (decrease)	(2,378)	$(50,282)	345,844	$5,996,318

At the close of the reporting period, Putnam Investments, LLC owned 1,019 class R shares of the fund (12.51% of class R shares outstanding), valued at $19,473.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$3,285,667	$25,758,245	$26,111,980	$16,934	$2,931,932

Putnam Short Term
Investment Fund**	874,861	5,587,242	5,695,658	2,301	766,445

Totals	$4,160,528	$31,345,487	$31,807,638	$19,235	$3,698,377

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

34 Global Consumer Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates the majority of its investments in the consumer staples and consumer discretionary sectors, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$8,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$69,153	Payables	$7,341

Total		$69,153		$7,341

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(256,271)	$(256,271)

Total	$(256,271)	$(256,271)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$74,546	$74,546

Total	$74,546	$74,546

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Global Consumer Fund 35

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1.

For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:

Forward currency contracts #	$2,869	$208	$11,275	$11,494	$12,966	$2,641	$11,176	$16,524	$—	$—	$69,153

Total Assets	$2,869	$208	$11,275	$11,494	$12,966	$2,641	$11,176	$16,524	$—	$—	$69,153

Liabilities:

Forward currency contracts #	$—	$3,253	$1,302	$375	$—	$—	$62	$122	$103	$2,124	$7,341

Total Liabilities	$—	$3,253	$1,302	$375	$—	$—	$62	$122	$103	$2,124	$7,341

Total Financial and	$2,869	$(3,045)	$9,973	$11,119	$12,966	$2,641	$11,114	$16,402	$(103)	$(2,124)	$61,812
Derivative Net Assets

Total collateral	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
received (pledged)†##

Net amount	$2,869	$(3,045)	$9,973	$11,119	$12,966	$2,641	$11,114	$16,402	$(103)	$(2,124)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Fund Consumer Global 36

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA718 305424 4/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017